Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
October 31, 1998



Expected B Maturity 4/15/2008


Blended Coupon 5.5896%


Excess Protection Level
3 Month Average   4.87%
October, 1998   6.02%
September, 1998   3.71%
August, 1998  N/A


Cash Yield18.93%


Investor Charge Offs 4.98%


Base Rate 7.93%


Over 35 Day Delinquency 5.16%


Seller's Interest 8.67%


Total Payment Rate14.28%


Total Principal Balance$39,561,435,127.71


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,431,640,609.22